Exhibit 99.3

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

Pool Summary:
--------------------------------------------------------------------------------

Number of Loans:                                                           1042
Current Balance:                                                $441,034,786.91
Average Loan Balance:                                               $423,257.95
Minimum Balance:                                                     $65,766.54
Maximum Balance:                                                  $1,000,000.00
WA Net WAC:                                                              5.8686%
WA Original Term:                                                           360
WA Seasoning:                                                                 2
WA Remaining Term:                                                          358
WA OLTV:                                                                  66.77%
WA CLTV:                                                                  31.59%
NON-ZERO WA Servicing:                                                   0.2862%
NON-ZERO WA FICO:                                                           731
NON-ZERO WA DTI:                                                          21.06%
% LTV > 80%:                                                               1.79%
Lien Position - First:                                                   100.00%
Loans with Prepay Penalties:                                               0.54%
LPMI Loans:                                                                0.00%
LPMI Count:                                                                   0
Latest Stated Maturity:                                                20320501


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 1 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

originalbalance                    # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------

Min. Bal. To $200,000.                     86          12,170,078                     2.76
$200,001. - $250,000.                      27           5,959,714                     1.35
$250,001. - $300,000.                      37          10,433,375                     2.37
$300,001. - $350,000.                     163          53,831,075                    12.21
$350,001. - $400,000.                     205          77,493,924                    17.57
$400,001. - $450,000.                     154          65,121,149                    14.77
$450,001. - $500,000.                     127          60,350,523                    13.68
$500,001. - $550,000.                      57          29,973,320                     6.80
$550,001. - $600,000.                      59          34,009,185                     7.71
$600,001. - $650,000.                      72          45,561,625                    10.33
$650,001. - $700,000.                       8           5,370,145                     1.22
$700,001. - $750,000.                       8           5,769,620                     1.31
$750,001. - $800,000.                       9           6,997,410                     1.59
$800,001. - $850,000.                       6           4,896,676                     1.11
$850,001. - $900,000.                       4           3,500,100                     0.79
$900,001. - $950,000.                       4           3,718,027                     0.84
$950,001. - $1,000,000.                    16          15,878,839                     3.60
------------------------------------------------------------------------------------------
Total                                    1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
Minimum: 66,000.00
Maximum: 1,000,000.00
Average Original Bal: 424,723.34
Count: 1,042


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 2 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

grossrate                          # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
3.876% - 4.000%                             1             459,337                     0.10
4.001% - 4.125%                             1             398,871                     0.09
4.126% - 4.250%                             2             723,003                     0.16
4.376% - 4.500%                             1              99,637                     0.02
4.501% - 4.625%                             2           1,162,837                     0.26
4.626% - 4.750%                             4           1,336,133                     0.30
4.751% - 4.875%                             6           1,607,831                     0.36
4.876% - 5.000%                            10           3,040,206                     0.69
5.001% - 5.125%                            11           2,864,645                     0.65
5.126% - 5.250%                            19           6,634,392                     1.50
5.251% - 5.375%                            25           9,407,741                     2.13
5.376% - 5.500%                            40          13,554,311                     3.07
5.501% - 5.625%                            45          17,918,015                     4.06
5.626% - 5.750%                            70          28,371,005                     6.43
5.751% - 5.875%                           119          51,377,319                    11.65
5.876% - 6.000%                            87          35,839,100                     8.13
6.001% - 6.125%                            80          35,120,533                     7.96
6.126% - 6.250%                           107          45,703,497                    10.36
6.251% - 6.375%                            93          41,259,297                     9.36
6.376% - 6.500%                           134          62,645,946                    14.20
6.501% - 6.625%                           112          50,360,739                    11.42
6.626% - 6.750%                            44          19,212,375                     4.36
6.751% - 6.875%                            19           7,796,910                     1.77
6.876% - 7.000%                             6           2,476,139                     0.56
7.001% - 7.125%                             1             520,666                     0.12
7.126% - 7.250%                             3           1,144,303                     0.26
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
Minimum: 4.0000%
Maximum: 7.2500%
Weighted Average: 6.1547%

INDEX                              # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
3/1 ARM                                   105          51,591,931                    11.70
3/27 Arm                                  211          82,209,551                    18.64
5/1 CMT                                   295         144,100,188                    32.67
5/25 ARM                                  326         121,746,873                    27.60
7/1 ARM (No other info)                   105          51,388,244                     9.38
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 3 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

margin                             # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
2.001% - 2.500%                           484         208,934,837                    47.37
2.501% - 3.000%                           558         232,099,950                    52.63
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
Minimum: 2.2500%
Maximum: 2.7500%
Average: 2.5178%
Weighted Average: 2.5131%

initcap                            # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
1.000%                                     29           5,236,117                     1.19
2.000%                                    287         128,565,366                    29.15
5.000%                                    726         307,233,305                    69.66
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00

periodcap                          # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
1.000%                                    144          29,026,487                     6.58
2.000%                                    901         412,008,300                    93.42
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00

lifecap                            # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
9.000 - 9.499                               1             373,485                     0.08
9.500 - 9.999                               3           1,221,486                     0.28
10.000 - 10.499                            32          10,416,496                     2.36
10.500 - 10.999                           129          43,541,787                     9.87
11.000 - 11.499                           319         135,234,150                    30.66
11.500 - 11.999                           436         199,899,500                    45.33
12.000 - 12.499                            94          39,567,599                     8.97
12.500 - 12.999                            28          10,780,284                     2.44
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
Minimum: 9.2500
Maximum: 12.7500
Average: 11.4251
Weighted Average: 11.4581


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 4 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

ratefreq                           # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
06                                        141          29,026,487                     6.58
12                                        901         412,008,300                    93.42
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00

ratefreq                           # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
2004-11-01                                  9           4,372,986                     0.99
2004-12-01                                  4           1,089,378                     0.25
2005-01-01                                  1             290,713                     0.07
2005-02-01                                113          45,077,319                    10.22
2005-03-01                                138          59,947,683                    13.59
2005-04-01                                 49          22,620,404                     5.13
2005-05-01                                  2             403,000                     0.09
2006-08-01                                  2             932,842                     0.21
2006-09-01                                  1             370,006                     0.08
2006-11-01                                  6           2,513,283                     0.57
2006-12-01                                  8           3,272,877                     0.74
2007-01-01                                  6           1,631,601                     0.37
2007-02-01                                161          60,917,002                    13.81
2007-03-01                                238         106,774,517                    24.21
2007-04-01                                187          84,598,659                    19.18
2007-05-01                                 12           4,836,274                     1.10
2008-11-01                                  1             310,285                     0.07
2008-12-01                                  1             406,944                     0.09
2009-01-01                                 18           6,478,970                     1.47
2009-02-01                                 58          24,668,224                     5.59
2009-03-01                                 23           8,915,026                     2.02
2009-04-01                                  3             441,796                     0.10
2009-05-01                                  1             165,000                     0.04
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 5 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

ltv                                # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
0.001% - 50.000%                          151          67,681,498                    15.36
50.001% - 55.000%                          38          17,124,762                     3.88
55.001% - 60.000%                          73          32,787,700                     7.43
60.001% - 65.000%                         109          47,617,056                    10.80
65.001% - 70.000%                         145          64,684,700                    14.67
70.001% - 75.000%                         115          48,741,971                    11.05
75.001% - 80.000%                         380         154,483,013                    35.03
80.001% - 85.000%                           6             926,969                     0.21
85.001% - 90.000%                          16           4,477,483                     1.02
90.001% - 95.000%                           9           2,509,634                     0.57
------------------------------------------------------------------------------------------
Total                                    1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
Minimum: 14.4100
Maximum: 95.0000
Weighted Average: 66.7681

prop. Type                         # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
1-Family                                  822         355,130,902                    80.52
2-Family                                    3           1,827,528                     0.41
Condo                                      24           6,703,840                     1.52
High-rise Condo                             1             363,530                     0.08
Low-rise Condo                             40          16,251,325                     3.68
PUD                                       130          53,675,821                    12.17
PUD (Attached)                              1             450,505                     0.10
PUD (Detached)                             10           4,571,068                     1.04
Town House                                 11           2,060,268                     0.47
------------------------------------------------------------------------------------------
Total                                    1042         441,034,787                   100.00

purpose                            # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
Cash Out Refi                             209          81,891,040                    18.57
Rate/Term Refi                            563         243,838,835                    55.29
Purchase                                  270         115,304,912                    26.14
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00

ccc type                           # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
Primary                                  1017         429,896,874                    97.47
Secondary                                  25          11,137,912                     2.53
------------------------------------------------------------------------------------------
Total                                    1042         441,034,787                   100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 6 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

rterm                              # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
351 - 351                                   2             932,842                     0.21
352 - 352                                   1             370,006                     0.08
354 - 354                                  16           7,196,554                     1.63
355 - 355                                  13           4,769,198                     1.08
356 - 356                                  25           8,401,284                     1.90
357 - 357                                 331         130,519,447                    29.59
358 - 358                                 400         175,780,323                    39.86
359 - 359                                 239         107,660,859                    24.41
360 - 360                                  15           5,404,274                     1.23
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,274                      100
------------------------------------------------------------------------------------------
Minimum: 351.00
Maximum: 360.00
Weighted Average: 357.82


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 7 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

state                              # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
California                                670        $302,964,149                    68.69%
Colorado                                   31          13,348,987                     3.03
Illinois                                   34          12,815,995                     2.91
Texas                                      35          11,244,651                     2.55
Virginia                                   29          10,659,994                     2.42
Massachusetts                              21          10,390,275                     2.36
Georgia                                    30          10,043,298                     2.28
Arizona                                    16           6,630,156                     1.50
Maryland                                   23           6,610,219                     1.50
Florida                                    18           5,785,826                     1.31
New Jersey                                 11           4,621,525                     1.05
Michigan                                   11           4,582,097                     1.04
Connecticut                                 9           4,219,237                     0.96
North Carolina                             12           4,148,825                     0.94
District of Columbia                       10           3,872,140                     0.88
Washington                                  9           3,867,727                     0.88
Missouri                                    8           3,455,030                     0.78
Minnesota                                   7           2,931,244                     0.66
New York                                    6           2,817,366                     0.64
South Carolina                              7           2,230,771                     0.51
Nevada                                      4           1,532,099                     0.35
Tennessee                                   4           1,512,844                     0.34
Oregon                                      5           1,512,572                     0.34
Pennsylvania                                6           1,447,542                     0.33
Ohio                                        4           1,401,341                     0.32
Alabama                                     6           1,373,087                     0.31
Kansas                                      3             871,833                     0.20
Idaho                                       2             865,923                     0.20
Delaware                                    2             817,905                     0.19
Indiana                                     3             816,850                     0.19
Wisconsin                                   1             497,819                     0.11
Kentucky                                    1             424,172                     0.10
Iowa                                        1             299,342                     0.07
Oklahoma                                    1             182,663                     0.04
Vermont                                     1             149,701                     0.03
Mississippi                                 1              89,583                     0.02
------------------------------------------------------------------------------------------
Total                                    1042         441,034,787                   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 8 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

doctype                            # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
All                                        22          10,052,999                     2.28
Asset Verification                         46          20,850,373                     4.73
Full                                      889         373,460,640                    84.68
Income Verification                        22          10,764,499                     2.44
No Doc                                     19           8,312,445                     1.88
Reduced                                     8           3,499,033                     0.79
Stated Inc/Full Asset                      30          11,887,138                     2.70
Streamline doc                              6           2,207,660                     0.50
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00

fico                               # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
Not Available 0                             3           1,338,500                     0.30
551 - 600                                   2             668,250                     0.15
601 - 650                                  47          23,179,608                     5.26
651 - 700                                 218          95,993,465                    21.77
701 - 750                                 353         145,885,524                    33.08
751 - 800                                 403         168,149,825                    38.13
801 - 850                                  15           5,428,309                     1.23
851 - 900                                   1             391,306                     0.09
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
Minimum (not less than 100): 580
Maximum: 888
Weighted Average: 731

ZIP CODE                           # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
92130                                      15           7,683,932                     1.74
95014                                      13           6,611,092                     1.50
94539                                      14           5,961,967                     1.35
94025                                       9           5,264,987                     1.19
95070                                       8           5,192,793                     1.18
Other                                     983         410,320,016                    93.04
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                   Page 9 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

Originator                         # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
Alliance Mtg. Corp.                       141          29,026,487                     6.58
Bank of America                            63          28,310,700                     6.42
Countrywide Funding Corp                  119          50,326,573                    11.41
National City Mtg. Co.                    333         144,087,238                    32.67
Wells Fargo Home Mtg.                     386         189,283,789                    42.92
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00

Servicers                               count                 UPB            %    Min Servicing     Max Servicing    Wa servicing
----------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp                  119          50,326,573      11.41%            0.2500%           0.2500%         0.2500%
GMAC                                      141          29,026,487       6.5800           0.2500            0.2500          0.2500
National Mortgage (MM3)                   333         144,087,238      32.6700           0.2500            0.2500          0.2500
BA                                         63          28,310,700       6.4200           0.2500            0.3750          0.2573
WF                                        386         189,283,789      42.9200           0.2500            0.3750          0.3332
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,042         441,034,787       100.00%          0.2500%           0.3750%         0.2862%

Seasoning                          # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
<=0                                        15           5,404,274                     1.23
1-3                                       970         413,960,629                    93.86
4-6                                        54          20,367,036                     4.62
7-12                                        3           1,302,848                     0.30
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
Minimum: 0.00
Maximum: 9.00
Average: 2.23
Weighted Average: 2.18

Prepayment Penalty                 # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
                                          967         409,364,731                    92.82
0                                          63          28,310,700                     6.42
60                                          6           2,381,811                     0.54
N                                           6             977,546                     0.22
------------------------------------------------------------------------------------------
Total:                                   1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
wa TERM: 0.324


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                  Page 10 of 11

                               [LOGO] UBS WARBURG
                        COLLATERAL STRATIFICATION REPORT
                                MARM 02-2 TABLES
                            DEAL NAME in ('MARM02 2')
================================================================================

Balloon Flag                       # of Loans   Aggregate Balance   % of Aggregate Balance
------------------------------------------------------------------------------------------
N                                        1042         441,034,787                   100.00
------------------------------------------------------------------------------------------
Total                                    1042         441,034,787                   100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               MAY 22, 2002 21:09                  Page 11 of 11